AGREEMENT

     This Agreement (this “Agreement”) is made as of April 15, 2002, by and between EOS International, Inc., a Delaware corporation (formerly dreamlife, inc.) (“EOS”), Weichert Enterprises, LLC, a Delaware limited liability company (“Weichert”) and DL Holdings I, LLC, a Delaware limited liability company (“DL Holdings”).

RECITALS

     A. Reference is made to the Registration Rights Agreement by and among EOS, Weichert and DL Holdings dated as of December 14, 2001 (the "Registration Rights Agreement").

     B. EOS, Weichert and DL Holdings desire to the amend the Registration Rights Agreement on the terms set forth herein.

     EOS, Weichert and DL Holdings hereby agree as follows:

The Registration Rights Agreement Amendments.

     Amendment to First Whereas Clause. The parenthetical in the second line of the first Whereas clause of the Registration Rights Agreement is hereby deleted and in its place inserted “(as same may be amended from time to time, the “Notes”).”

     Amendments to Section 9(c). The next to last sentence of Section 9(c) shall be amended to add at the end thereof the words “, provided, however, that if the Call Notice is given prior to May 15, 2002, the Call Notice may be given on at least one (1) day’s prior written notice (which notice shall be irrevocable) of the Company’s intention to exercise its repurchase right set forth in this Section 9(c), specifying the Call Closing Date which in such event shall be not less than one (1) day nor more than ten (10) days after the date of the Call Notice.”

     Amendments Relating to Section 9(e). Section 9(e) is deleted in its entirety and replaced with the following: “Subject to the provisions of Section 9(g), the repurchase price (the “Repurchase Price”) for the Warrants which are to be repurchased by the Company pursuant to Section 9(a) or Section 9(c) shall be (i) $0.30 per share, if the repurchase occurs on or prior to May 15, 2002; (ii) $0.45 per share, if the repurchase occurs after May 15, 2002 but prior to August 14, 2002 and (iii) $0.90 per share, if the repurchase occurs after August 14, 2002.”

     In WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

WEICHERT ENTERPRISES, LLC By: /s/ GERALD C. CROTTY —————————————— Name: Gerald C. Crotty Title: President	EOS INTERNATIONAL, INC. By: /s/ PETER A. LUND —————————————— Name: Peter A. Lund Title: Chairman

DL HOLDINGS I, L.L.C. By: /s/ DAN STERN —————————————— Name: Dan Stern Title: Managing Member